EXHIBIT 10.21

SECOND AMENDMENT TO FIRST AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Second Amendment to First Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into by and between PROTEINSIMPLE, a Delaware corporation (f/k/a Cell Biosciences, Inc., a Delaware corporation) (“ProteinSimple”), PROTEINSIMPLE LTD., an Ontario corporation (successor by amalgamation to BRIGHTWELL TECHNOLOGIES INC. and PROTEINSIMPLE LTD.) (“ProteinSimple Canada” and together with ProteinSimple, collectively, the “Borrower”) and COMERICA BANK (“Bank”) as of this 7 day of November, 2012.

RECITALS

This Amendment is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate:

Bank and Borrower previously entered into a First Amended and Restated Loan and Security Agreement dated January 26, 2012 (the “Agreement”).

Bank and Borrower previously entered into a Libor/Prime Referenced Rate Addendum to First Amended and Restated Loan and Security Agreement dated January 26, 2012 (the “Addendum”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

AGREEMENT

1. Incorporation by Reference. The Recitals and the documents referred to in the Agreement are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

2. Amendment to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Section 5 hereof, the Agreement is hereby modified as follows:

(a) The following Section 6.2(i) is hereby amended and restated in its entirety as follows:

“(i) Within thirty (30) days of each month end, an Inventory trend report in form and content satisfactory to the Bank, for each of the months ending April 30, 2012 through December 31, 2012.

(b) Section 6.6 of the Agreement is hereby amended and restated in its entirety as follows:

“6.6 Primary Depository. Borrowers shall maintain all of their respective domestic depository and operating accounts with Bank and their primary investment accounts with Bank or Bank’s Affiliates. Borrowers shall maintain unrestricted Cash on deposit with the Bank (a) in an amount not less than $2,000,000 from May 29, 2012 through September 29, 2012, (b) in an amount not less than $3,000,000 from September 30, 2012 through October 30, 2012, (c) in an amount not less than $2,000,000 from October 31, 2012 through December 30, 2012, and (d) in an amount not less than $3,000,000 commencing December 31, 2012 and at all times thereafter.”

(c) Section 6.7(a) of the Agreement is hereby amended and restated in its entirety as follows:

“(a) Adjusted Quick Ratio. A ratio of (i) Borrowers’ unrestricted Cash on deposit with the Bank plus trade accounts receivable outstanding less than 90 days past the invoice date, to (ii) Current Liabilities plus (to the extent not already included therein) all Indebtedness to Bank, less Deferred Maintenance Contract Revenue, less any liability arising from any preferred stock warrant, less deferred rent liability, of (A) as of April 30, 2012, May 31, 2012, July 31, 2012, August 31, 2012, October 31, 2012 and November 30, 2012, at least 0.50 to 1.00, (B) as of June 30, 2012, at least 0.65 to 1.00, (C) as of September 30, 2012 and as of the end of each fiscal quarter thereafter, at least 0.70 to 1.00, and (D) as of January 31, 2013, and as of the end of each month thereafter that is not the end of a fiscal quarter, at least 0.55 to 1.00.”

(d) Section 6.7(b) of the Agreement is hereby amended so that the Rolling Revenues for the 3 month period ending November 30, 2012 shall be not less than $9,100,000. All other provisions of Section 6.7(b) shall remain as currently stated.

(e) The following Section 6.7(c) is hereby amended and restated in its entirety as follows:

“(c) Leverage Ratio. (i) A ratio of (1) the sum of 100% of the Borrower’s Cash maintained at the Bank, plus 100% of the Eligible Accounts, plus 38% of Borrower’s gross Inventory, to (2) all outstanding Obligations of not less than 1.00 to 1.00 as of the months ending June 30, 2012, September 30, 2012, and December 31, 2012; and (ii) a ratio of (1) the sum of 100% of the Borrower’s Cash maintained at the Bank, plus 100% of the Eligible Accounts, plus 38% of Borrower’s gross Inventory, plus $1,000,000 to (2) all outstanding Obligations of not less than 1.00 to 1.00 as of the months ending May 31, 2012, July 31, 2012, August 31, 2012, October 31, 2012 and November 30, 2012.”

3. Exhibit G to the Loan Agreement is amended and Restated with Exhibit G hereto.

4. Amendment to the Addendum. Subject to the satisfaction of the conditions precedent as set forth in Section 4 hereof, the Addendum is hereby modified as follows:

(a)	The definition of “Applicable Margin” in Section 1 (c) of the Addendum is amended and restated in its entirety as follows:

“(c) ‘Applicable Margin’ means (a) as to each Advance under the Domestic Revolving Facility, one and one quarter percent (1.25%), (b) as to each Advance under the Export Revolving Facility, one percent (1.00%), and (c) as to each Advance under the Term Loan, one and three tenths percent (1.30%), provided, however, at the time the Bank receives the Borrower’s December 31, 2012 financial statements, so long as such financial statements are acceptable to the Bank, such financial statements reflect evidence that all of the financial covenants in Section 6.7 of the Agreement have been complied with, and no Event of Default has occurred or is continuing, the Applicable Margin as to Advances under the Domestic Revolving Facility, Export Revolving Facility, and Term Loan shall automatically reduce to (x) three quarters of one percent (0.75%), (y) one half of one percent (0.5%) and (z) four fifths of one percent (.80%), respectively.”

5. Legal Effect. The effectiveness of this Amendment is conditioned upon (i) receipt by Bank of this Amendment, and any other documents which Bank may require to carry out the terms hereof, including, but not limited to those set forth on any closing checklist, (ii) receipt of a $5,000 amendment fee which shall be due and payable on the date of this Amendment and shall be deemed fully earned when paid, and (iii) receipt by Bank of the Expenses set forth in Section 5 of this Amendment. Except as specifically set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect.

6. Recertification of Authority. Borrower hereby represents and warrants that the Certificate of Incorporation, Bylaws and Resolutions most recently delivered to Bank (a) remain in full force and effect, (b) have not been revised, rescinded or repealed in any material respect and (c) may continue to be relied upon by Bank until written notice to the contrary is received by Bank.

7. Expense. Borrower shall promptly pay all out-of-pocket fees, costs, charges, expenses, and disbursements of Bank incurred in connection with the preparation, execution, and delivery of this Amendment, and the other documents contemplated by this Amendment, including all legal fees and expenses.

8. Integration. This is an integrated Amendment and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

[End of Amendment – Signature Page Follows]

IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.

PROTEINSIMPLE

By:	/s/ Jason Novi

Title:	Jason Novi, Chief Financial Officer

PROTEINSIMPLE LTD.

By:	/s/ Jason Novi

Title:	Jason Novi, Chief Financial Officer

COMERICA BANK

By:	/s/ Kim Crosslin
Kim Crosslin
Title:	Vice President

EXHIBIT G

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	PROTEINSIMPLE and PROTEINSIMPLE LTD.

The undersigned authorized officers of PROTEINSIMPLE and PROTEINSIMPLE LTD. hereby certify that in accordance with the terms and conditions of the First Amended and Restated Loan and Security Agreement by and among Borrower and Bank (as amended from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                     with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officers further certify that except as otherwise permitted these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 180 days	Yes	No
10K and 10Q	(as applicable)	Yes	No N/A
A/R & A/P Agings, Domestic Borrowing Base Cert.	Monthly within 20 days	Yes	No
Board Approved Budget	On or before 45th day following year end	Yes	No
Budgets, sales projections, operating plans and other financial exhibits	Upon request of Bank	Yes	No

Financial Covenant	Required [1]	Actual	Complies

Minimum Adjusted Quick Ratio	to 1:00	to 1:00	Yes	No
Rolling Revenues	$	$	Yes	No
Leverage Ratio	to 1:00	to 1:00	Yes	No

[1]	See First Amended and Restated Loan and Security Agreement for required amount.

[Signature Page to Compliance Certificate]

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER

Date:
TITLE
Compliance Status Yes No

DATE

Sincerely,		AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER

Date:
TITLE
Compliance Status Yes

DATE